ISI STRATEGY FUND SHARES
                      (A CLASS OF ISI STRATEGY FUND, INC.)

                        Supplement Dated May 24, 2002 to
                        Prospectus Dated October 1, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

In the section captioned "ADMINISTRATOR," the section is replaced with the following:

Forum Administrative Services, LLC ("Forum") provides administration services to the Fund. Forum supervises day-to-day operations of the Fund, including preparation of registration statements, proxy materials, shareholder reports, compliance with all requirements of securities laws in the states in which the Shares are distributed and oversight of the relationship between the Fund and other service providers. Forum is also the Fund's transfer and dividend disbursing agent and provides accounting services to the Fund.

The "ISI STRATEGY FUND SHARES NEW ACCOUNT APPLICATION" has been superceded and is deleted from the Prospectus. Although the Fund will continue to accept the old Application, a new Application is available free of charge by calling 1-800-882-8585.

The list of entities which provide various services to the Fund, on the inside of the back cover, is amended as follows:

The "ADMINISTRATOR" is replaced with Forum Administrative Services, LLC, Two Portland Square, Portland, Maine 04105. The "TRANSFER AGENT" is replaced with Forum Shareholder Services, LLC, Two Portland Square, Portland, Maine 04105, 1-800-882-8585. The "CUSTODIAN" is replaced with The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE